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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2000


                              GOLDEN SKY DBS, INC.
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               (Exact Name of Registrant as Specified in Charter)




            Delaware                   333-76413               43-18395311
       -----------------            ----------------      ---------------------
        (State or Other               (Commission            (IRS Employer
        Jurisdiction of               File Number)         Identification No.)
         Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------

                        4700 Belleview Avenue, Suite 300
                              Kansas City, MO 64112
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.           Change in Control of Registrant.

         On May 5, 2000, Golden Sky Holdings, Inc., of which Golden Sky DBS, Inc. is a wholly owned subsidiary, merged with Pegasus GSS Merger Sub, Inc., a wholly owned subsidiary of Pegasus Communications Corporation ("Pegasus") pursuant to the terms of the Agreement and Plan of Merger dated January 10, 2000 among Pegasus, Golden Sky Holdings, Pegasus GSS Merger Sub and certain stockholders of Pegasus and Golden Sky Holdings. In connection with the merger, the stockholders of Golden Sky Holdings exchanged all of their outstanding capital stock for approximately 6.1 million shares of Pegasus' Class A common stock and options to purchase approximately 349,000 shares of Pegasus' Class A common stock and, as a consequence, Golden Sky Holdings became a wholly owned subsidiary of Pegasus.

         Upon consummation of the merger, all of the directors of Golden Sky DBS, Inc. resigned and Marshall W. Pagon, Howard E. Verlin and William Dorran were elected to the board of directors of Golden Sky DBS, Inc.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable

         (b)      Pro Forma Financial Information.

                  Not Applicable

         (c)      Exhibits.

                     2.1 Agreement and Plan of Merger, dated January 10, 2000, as amended on January 25, 2000, by and among Pegasus Communications Corporation, Golden Sky Holdings, Inc. Pegasus GSS Merger Sub, Inc., a wholly-owned subsidiary of Pegasus and certain stockholders of Pegasus and Golden Sky (which is incorporated by reference herein to Exhibit 2.1 to Registration Statement on Form S-4 (File No. 333-31080)).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GOLDEN SKY DBS,  INC.


                                            By: /s/ Scott A. Blank
                                                ------------------------------
                                                    Scott A. Blank
                                                    Vice President

May 19, 2000











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                                  EXHIBIT INDEX


Exhibit Number       Description of Document
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2.1                  Agreement and Plan of Merger, dated January 10, 2000, as
                     amended on January 25, 2000, by and among Pegasus
                     Communications Corporation, Golden Sky Holdings, Inc.
                     Pegasus GSS Merger Sub, Inc., a wholly-owned subsidiary of
                     Pegasus and certain stockholders of Pegasus and Golden Sky
                     (which is incorporated by reference herein to Exhibit 2.1 to Registration Statement on Form S-4 (File No.
                     333-31080)).


















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